                       CAROLINA CAPITAL VENTURES, LTD.
                             D/B/A CAPITAL SPORTS
                             FINANCIAL STATEMENTS
                              DECEMBER 31, 1996
                           GOLDBERG & DAVIS, CPA'S

                   [LETTERHEAD OF GOLDBERG & DAVIS, CPA'S]

                      REPORT OF INDEPENDENT ACCOUNTANTS

March 5, 1997
To the Board of Directors and shareholders of Carolina Capital Ventures, Ltd.

We have audited the accompanying balance sheet of Carolina Capital Ventures, Ltd. (d/b/a Capital Sports) as of December 31, 1996 and the related statements of operations and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carolina Capital Ventures, Ltd. at December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Goldberg & Davis

                       CAROLINA CAPITAL VENTURES, LTD.
                             D/B/A CAPITAL SPORTS
                             FINANCIAL STATEMENTS

                                BALANCE SHEET

                                                                               DECEMBER 31, 1996
ASSETS
Current assets
 Cash ........................................................................     $  38,023
 Inventory ...................................................................       140,535
                                                                              -----------------
  Total current assets .......................................................       178,558
                                                                              -----------------
Property and equipment:
 Land ........................................................................       387,500
 Land improvements ...........................................................       106,383
 Building ....................................................................       269,591
 Equipment ...................................................................       227,583
                                                                              -----------------
                                                                                     991,057
 Less--Accumulated depreciation ..............................................      (232,764)
                                                                              -----------------
                                                                                     758,293
                                                                              -----------------
                                                                                   $ 936,851
                                                                              =================
                     LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt (Note 2) ..................................     $  58,895
 Accounts payable and accrued liabilities ....................................        39,120
 Due to shareholders .........................................................        36,860
                                                                              -----------------
  Total current liabilities ..................................................       134,875
LONG-TERM DEBT (NOTE 2) ......................................................       266,035
                                                                              -----------------
  Total liabilities ..........................................................       400,910
                                                                              -----------------
Shareholders' equity:
 Capital stock, $10 par value; 10,000 shares authorized, 300 shares issued
 and  outstanding ............................................................       245,262
 Retained earnings ...........................................................       290,679
                                                                              -----------------
  Total shareholders' equity .................................................       535,941
                                                                              -----------------
                                                                                   $ 936,851
                                                                              =================

  The accompanying notes are an integral part of these financial statements.

                       CAROLINA CAPITAL VENTURES, LTD.
                             D/B/A CAPITAL SPORTS
                             FINANCIAL STATEMENTS

                STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                                          YEAR ENDED
                                       DECEMBER 31, 1996
Revenues .............................     $728,653
Cost of goods sold ...................      427,131
                                      -----------------
                                            301,522
                                      -----------------
General and administrative expenses:
 Salaries ............................       45,609
 Interest ............................       31,867
 Depreciation ........................       29,127
 Utilities ...........................       16,587
 Insurance ...........................       12,939
 Taxes and licenses ..................       11,598
 Credit card fees ....................        5,881
 Repairs and maintenance .............        5,335
 Advertising .........................        5,029
 Other ...............................        1,365
                                      -----------------
                                            165,337
                                      -----------------
Net income ...........................      136,185
Retained earnings, beginning of year        154,494
                                      -----------------
Retained earnings, end of year  ......     $290,679
                                      =================

  The accompanying notes are an integral part of these financial statements.

                       CAROLINA CAPITAL VENTURES, LTD.
                             D/B/A CAPITAL SPORTS
                             FINANCIAL STATEMENTS

                           STATEMENT OF CASH FLOWS

                                                                                      YEAR ENDED
                                                                                   DECEMBER 31, 1996
Cash flows from operating activities:
 Net income ......................................................................     $136,185
 Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation ...................................................................       29,127
  Changes in operating assets and liabilities:
   Inventory .....................................................................      (54,521)
   Due to shareholders ...........................................................      (47,624)
                                                                                  -----------------
Net cash provided by operating activities ........................................       63,167
                                                                                  -----------------
Cash flows for financing activities:
 Principal payments on long-term debt ............................................      (35,048)
                                                                                  -----------------
Net increase in cash .............................................................       28,119
Cash at beginning of year ........................................................        9,904
                                                                                  -----------------
Cash at end of year ..............................................................     $ 38,023
                                                                                  =================

  The accompanying notes are an integral part of these financial statements.

                       CAROLINA CAPITAL VENTURES, LTD.
                             D/B/A CAPITAL SPORTS
                        NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION AND BUSINESS:

Carolina Capital Ventures, Ltd. (the "Company") is a family entertainment center, including golf range, batting cage, and indoor children's play space. The center also serves as a golf teaching facility and retail golf merchandise outlet. All activities are conducted for its lone facility in Wake Forest, NC. The Company's more significant accounting policies are as follows:

INVENTORY:

Inventory consists of golf equipment and supplies and is stated at the lower of cost or market, with cost determined on the first-in, first-out method.

PROPERTY AND EQUIPMENT:

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the various classes of assets, which range from 5-31.5 years.

INCOME TAXES:

The Company has elected to be a small business corporation (S Corporation) for federal and state income tax purposes whereby each item of income, deduction, gain, loss or credit is allocated to the Company's shareholders. Accordingly, the Company does not pay federal or state income taxes.

USE OF ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 -- LONG-TERM DEBT:

Long-term debt at December 31, 1996 consists of a note payable to a bank, secured by land and improvements and guaranteed by the shareholders, payable in monthly installments of $7,468.20, including interest at 8.25%, through May 2001.

Maturities of this debt are as follows:

1997 ... $ 58,895
1998 ...   70,289
1999 ...   76,312
2000 ...   82,851
2001 ...   36,583
        ---------
         $324,930
        =========

NOTE 3 -- SUBSEQUENT EVENT:

On February 7, 1997 the Company entered into a letter of intent to sell its building, equipment, and inventory to an unrelated party.